SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 13, 2001
                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




        OHIO                   File No. 1-5964                 23-0334400
   ---------------            ------------------            ---------------
    (State or other           (Commission File              (IRS Employer
    jurisdiction of           Number)                       Identification
    incorporation)                                          Number)


            P.O. Box 834, Valley Forge, Pennsylvania       19482


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On December 13, 2001, the Registrant announced the sale of the Company's technology education unit to Computer Education Services Corp., an affiliate of Sun Capital Partners of Boca Raton, Florida. The Registrant's press release dated December 13, 2001 containing further detail is attached.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

         (99)     Press Release dated December 13, 2001

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           IKON OFFICE SOLUTIONS, INC.




                            By: /s/ WILLIAM S. URKIEL
                                William S. Urkiel
                                Senior Vice President and
                                Chief Financial Officer



Dated:  December 17, 2001